Exhibit 10.3

AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 to Exclusive License Agreement (the “Amendment No. 1”), effective as of May 19, 2016 (the “Amendment No. 1 Effective Date”), is made by and between City of Hope, a California nonprofit public benefit corporation located at 1500 East Duarte Road, Duarte, California 91010 (“COH”), and Juno Therapeutics, Inc. (as successor-in-interest to the rights of ZetaRx LLC), a corporation organized under the laws of the State of Delaware, having its principal place of business located at 307 Westlake Avenue North, Seattle, WA 98109 (“Juno”).

WHEREAS, COH and ZetaRx LLC (“Zeta”) entered into that certain Exclusive License Agreement effective October 1, 2009 (the “Original Agreement”);

WHEREAS, the parties wish to update the patent exhibits of the Original Agreement to reflect the original intent of COH and Zeta; and

WHEREAS, the parties wish to amend the Original Agreement under the terms and conditions herein.

NOW THEREFORE, in consideration of the premises and mutual promises set forth in this Agreement, and other good and valuable consideration, the exchange, receipt and sufficiency of which are acknowledged, COH and Juno hereby agree as follows:

1. Definitions. The term “Agreement” as used in this Amendment No. 1 and in the Original Agreement shall mean the Original Agreement as amended hereby. Except as otherwise set forth herein, the capitalized terms used herein and in the Original Agreement shall have the meaning set forth in the Original Agreement. All references to Zeta in the Original Agreement will be deemed references to Juno.

2. Survival of Agreement Terms. Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 1 and the Original Agreement, the terms and conditions set forth in this Amendment No. 1 shall control with respect to the subject matter hereof.

3. Exhibit A. As of the Amendment No. 1 Effective Date, Exhibit A of the Original Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

4. Exhibit B. As of the Amendment No. 1 Effective Date, Exhibit B of the Original Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached hereto.

5. Miscellaneous. The Parties may execute this Amendment No. 1 in counterparts, each of which will be deemed an original, but all of which together constitute one and the same agreement. This Amendment No. 1 may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals. This Amendment No. 1 shall not be amended, modified, varied or supplemented except in a writing signed by the duly

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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authorized representatives of the Parties. The validity, construction, and interpretation of this Amendment No. 1 shall be governed in all respects by, and the Agreement shall be construed in accordance with, the laws of the State of California, exclusive of choice of law principles.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be signed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

CITY OF HOPE	JUNO THERAPEUTICS, INC.

/s/ A. George Megaw	/s/ James J. MacDonald
Signature	Signature

A. George Megaw, Ph.D.	James J. MacDonald
Printed Name	Printed Name

Director, Office of Technology Licensing	Chief Intellectual Property Officer
Title	Title

19th May 2016	May 19, 2016
Date	Date

[Signature Page to Amendment No. 1 to Exclusive License Agreement]

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EXHIBIT A

As set forth in Section 7.1.3 of the Agreement, [***] with respect to the following Patent Rights in this Exhibit A.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

Notwithstanding anything in this Agreement to the contrary, [***] with respect to the following Patent Rights that [***]. The parties acknowledge and agree that, from the Effective Date through the Amendment No. 1 Effective Date, [***].

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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